UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2021

SPECTRUM GLOBAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53461	26-0592672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 N. Federal Highway. Suite 304

Boca Raton, Florida 33432

(Address of Principal Executive Offices)

(407) 512-9102

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 3, 2021, Spectrum Global Solutions, Inc. (the “Company”) closed on a private placement transaction (the “Transaction”) whereby it issued a senior secured convertible promissory note (the “Note”) with a principal amount of $2.5 million to an insitutional investor for gross proceeds of $2.425 million. The Note accrues interest at the rate of 9.9% per annum, and is convertible into the Company’s common stock at a fixed conversion price of $0.50 per share, subject to adjustment as set forth in the Note. The Note amortizes beginning ten months following issuance, in 18 monthly installments.

In connection with the Transaction, the Company agreed to file a registration statement registering the resale of the shares of common stock issuable upon conversion of the Note within 30 days of the closing of the Transaction.

The issuance of the Note was made in reliance upon the exemption provided by Section (4)(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, Note and Registration Rights Agreement, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant

Reference is made to the discussion in Item 1.01, which is hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to the discussion in Item 1.01, which is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated November 3, 2021.
10.2	Senior Secured Convertible Promissory Note
10.3	Registration Rights Agreement, dated November 3, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2021

SPECTRUM GLOBAL SOLUTIONS, INC.

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Chief Executive Officer

2